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                                                                    EXHIBIT 10.9

                           PLACEMENT AGENCY AGREEMENT

         THIS AGREEMENT ("Agreement"), made as of the 3RD day of June, 1998, by and between CityView Energy Corporation Limited, an Australian corporation ("Company"), and AIBC Investment Services Corporation., a Florida corporation (the "Agent").

                                   WITNESSETH:

         WHEREAS, the Company proposes to issue and sell Convertible Debentures (the "Securities") which shall be convertible into the Company's ordinary shares ("Common Stock") resulting in gross proceeds to the Company of a minimum of $2,000,000 and up to a maximum of $30,000,000 (the "Offerings") not involving a public offering without registration under the Securities Act of 1933, as amended (the "Act"), pursuant to exemptions from the registration requirements of the Act under Regulation D promulgated under the Act ("Regulation D"), as described below; and

         WHEREAS, the Agent has offered to assist the Company in placing the Securities on a "best efforts basis" with respect to sales of Securities thereafter up to the Maximum Shares (as defined below), and the Company desires to secure the services of the Agent on the terms and conditions hereinafter set forth;

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the premises and the mutual promises, conditions and covenants herein contained, the parties hereto do hereby agree as follows:

         1. Engagement of Agent. The Company hereby appoints the Agent as its exclusive placement agent for the Offering, to sell a minimum of $2,000,000 of Securities (the "Minimum Shares") and up to $30,000,000 of Securities (the "Maximum Shares") in a series of closings as shall be mutually agreed to on a "best efforts basis," resulting in gross proceeds to the Company of a minimum of $2,000,000 and a maximum of up to $30,000,000. The Agent proposes initially to sell up to $2,000,000 of Securities for the initial closing (the "Initial Offering"). The Agent, on the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, accepts such appointment and agrees to use its best efforts to find purchasers for the Securities. This appointment shall be irrevocable for the period commencing as of the date hereof and ending on December 31, 1998, subject to Section 5.1 herein, which period maybe extended by the consent of the Company and the Agent (the "Offering Period").

         2. Representations and Warranties of the Company. In order to induce the Agent to enter into this Agreement, the Company hereby represents and warrants to and agrees with the Agent as follows:

         2.1 Offering Documents. The Company and the Placement Agent have prepared a Subscription Agreement, certain exhibits thereto, Registration Rights Agreement, and the Convertible Debentures regarding the Securities, which documents have been or will be sent to proposed investors. In addition, proposed investors have received or will receive prior to closing copies of the Company's Audited Financials for the periods ended December 31, 1996, material agreements entered into by the Company and possibly other documents that are to be filed with the SEC ("SEC Documents"). The SEC Documents were prepared in conformity with the requirements (to the extent applicable) of the Securities and Exchange Act of 1934, as amended (the "Act") and the rules and regulations ("Rules and Regulations") of the Commission promulgated thereunder. Since December 1996, the Company has filed all reports, schedules, forms, statements, and other documents required to be filed by it with the SEC as a foreign private issuer and is eligible to utilize Form F-3 as a resale registration statement for the Common Stock. As used in this Agreement, the term "Offering Documents" refers to and means the SEC
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Documents, the Subscription Agreement and all amendments, exhibits and supplements thereto, together with any other documents which are provided to the Agent by, or approved for Agent's use by, the Company for the purpose of this Offering.

         2.2 Provision of Offering Documents. The Company shall deliver to the Agent, without charge, as many copies of the Offering Documents as the Agent may reasonably require for the purposes contemplated by this Agreement. The Company authorizes the Agent, in connection with the Offering of the Securities, to use the Offering Documents as from time to time amended or supplemented in connection with the offering and sale of the Securities and in accordance with the applicable provisions of the Act and Regulation D and applicable Australian law. The Company consents to the Agent's distribution of the Offering Documents to prospective subscribers as a disclosure document about the Company, its business, prospects, financial condition and other matters.

         2.3 Accuracy of Offering Documents. The Offering Documents, at the time of delivery to subscribers for the Securities, conformed in all material respects with the requirements, to the extent applicable, of the Act and the applicable Rules and Regulations and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. On each Closing Date (as hereinafter defined), the Offering Documents will contain all statements which are required to be stated therein in accordance with the Act and the Rules and Regulations for the purposes of the proposed Offering, and all statements of material fact contained in the Offering Documents will be true and correct, and the Offering Documents will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company does not make any representations or warranties as to the information contained in or omitted from the Offering Documents in reliance upon written information furnished on behalf of the Agent with the Agent's written consent specifically for use therein.

         2.4 Duty to Amend. If during such period of time as in the opinion of the Agent or its counsel any Offering Documents relating to this offering are required to be delivered under the Act, any event occurs or any event known to the Company relating to or affecting the Company shall occur as a result of which the Offering Documents as then amended or supplemented would include an untrue statement of a material fact, or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or if it is necessary at any time after the date hereof to amend or supplement the Offering Documents to comply with the Act or the applicable Rules and Regulations, the Company shall forthwith notify the Agent thereof and shall prepare such further amendment or supplement to the Offering Documents as may be required and shall furnish and deliver to the Agent and to others, whose names and addresses are designated by the Agent, all at the cost of the Company, a reasonable number of copies of the amendment or supplement or of the amended or supplemented Offering Documents which, as so amended or supplemented, will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the Offering Documents not misleading in the light of the circumstances when it is delivered to a purchaser or prospective purchaser, and which will comply in all respects with the requirements (to the extent applicable) of the Act and the applicable Rules and Regulations.

         2.5 Corporation Condition. The Company's condition is as described in its Offering Documents, except for changes in the ordinary course of business and normal year-end adjustments that are not in the aggregate materially adverse to the Company. The Offering Documents, taken as a whole, present fairly the business and financial position of the Company as of each Closing Date.


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         2.6 No Material Adverse Change. Except as may be reflected in or contemplated by the Offering Documents, subsequent to the dates as of which information is given in the Offering Documents, and prior to each Closing Date, there shall not have been any material adverse change in the condition, financial or otherwise, or in the results of operations of the Company or in its business taken as a whole.

         2.7 No Defaults. Except as disclosed in the Offering Documents or in writing to the Agent, the Company is not in default in any material respect in the performance of any obligation, agreement or condition contained in any material debenture, note or other evidence of indebtedness or any material indenture or loan agreement of the Company. The execution and delivery of this Agreement, and the consummation of the transactions herein contemplated, and compliance with the terms of this Agreement will not conflict with or result in a breach of any of the terms, conditions or provisions of, or constitute a default under, the Articles of Incorporation or By-Laws of the Company (in any respect that is material to the Company), any material note, indenture, mortgage, deed of trust, or other agreement or instrument to which the Company is a party or by which the Company or any property of the Company is bound, or to the Company's knowledge, any existing law, order, rule, regulation, writ, injunction or decree of any government, governmental instrumentality, agency or body, arbitration tribunal or court, domestic or foreign, having jurisdiction over the Company or any property of the Company. The consent, approval, authorization or order of any court or governmental instrumentality, agency or body is not required for the consummation of the transactions herein contemplated except such as may be required under the Act or under the Blue Sky or securities laws of any state or jurisdiction.

         2.8 Incorporation and Standing. The Company is, and at each Closing Date will be, duly formed and validly existing in good standing as a corporation under the laws of Australia and with full power and authority (corporate and other) to own its properties and conduct its business, present and proposed, as described in the Offering Documents; the Company, has full power and authority to enter into this Agreement; and the Company is duly qualified and in good standing as a foreign entity in each jurisdiction in which the failure to so qualify would have a material adverse effect on the Company or its properties. The Common Stock is listed for trading on the Australian Stock Exchange and with the NASDAQ SmallCap over-the-counter market.

         2.9 Legality of Outstanding Securities. Prior to each Closing Date, the outstanding securities of the Company have been duly and validly authorized and issued, fully paid and nonassessable and conform in all material respects to the statements with regard thereto contained in the Offering Documents.

         2.10 Legality of Securities. The Securities, when sold and delivered, will constitute legal, valid and binding obligations of the Company, enforceable in accordance with the terms thereof, and shall be duly and validly issued and outstanding, fully paid and nonassessable. The Common Stock into which the Securities are convertible, when converted in accordance with the Company's Articles of Incorporation shall be duly and validly issued and outstanding, fully paid and non-assessable.

         2.11 Litigation. Except as set forth in the Offering Documents, there is now, and at each Closing Date there will be, no action, suit or proceeding before any court or governmental agency, authority or body pending or, to the knowledge of the Company, threatened, which might result in judgements against the Company not adequately covered by insurance or which collectively might result in any material adverse change in the condition (financial or otherwise) or business of the Company or which would materially adversely affect the properties or assets of the Company.


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         2.12 Finders. The Company does not know of any outstanding claims for services in the nature of a finder's fee or origination fees with respect to the sale of the Securities hereunder for which the Agent may be responsible, and the Company will indemnify the Agent from any liability for such fees by any party who has a claim for such compensation from the Company and for which person the Agent is not legally responsible.

         2.13 Tax Returns. The Company has filed all Australian and United States federal and state tax returns which are required to be filed, and has paid all taxes shown on such returns and on all assessments received by it to the extent such taxes have become due. All taxes with respect to which the Company is obligated have been paid or adequate accruals have been set up to cover any such unpaid taxes.

         2.14 Authority. The execution and delivery by the Company of this Agreement have been duly authorized by all necessary action, and this Agreement is the valid, binding and legally enforceable obligation of the Company subject to standard qualifications as to the availability of equitable remedies, the effect of bankruptcy and other laws relating to the protection of debtors and public policy opinions promulgated by the Commission with respect to indemnification against liabilities under the Act.

         2.15 Actions by the Company. The Company will not take any action which will impair the effectiveness of the transactions contemplated by this Agreement.

         3. Issue, Sale and Delivery of the Securities.

         3.1 Deliveries of Securities. Certificates in such form that, subject to applicable transfer restrictions as described in the Subscription Agreement, they can be negotiated by the purchasers thereof (issued in such denominations and in such names as the Agent may direct the Company to issue) for the Securities, and warrants representing the Agent's warrant compensation described in Section 3.6 below ("Warrants"), shall be delivered by the Company to the Escrow Agent, with copies made available to the Agent for checking at least one
(1) full business day prior to each Closing Date, it being understood that the directions from the Agent to the Company shall be given at least two (2) full business days prior to each Closing Date. The certificates for the Securities and the Warrants shall be delivered at the Initial Closing and at each Subsequent Closing (as defined hereinafter).

         3.2 Escrow of Funds. Pursuant to the Escrow Agreement, a copy of which is attached hereto as Exhibit "A" (the "Escrow Agreement"), executed by the Company, the Agent and the escrow agent (the "Escrow Agent"), the subscribers shall place all funds for purchase of Securities for each Closing in an escrow account set up by the Company. The Company shall have the right to approve or object the subscriptions of each subscriber, as described in the Subscription Agreement. At such time as subscribers subscribing for the Minimum Shares delivered to the Escrow Agent their signed subscription documents, those subscribers have been approved by the Company and all other Closing conditions have been met, Escrow Agent shall release the subscription funds and signed documents to the Company and release the certificates representing the Securities to the subscribers (the "Closing"). In the event that the Initial Closing shall be for an amount of Securities less than the Maximum Amount, the Offering may be continued, and additional Closings may be held (each a "Subsequent Closing") throughout the Offering Period. In addition, the Agent shall have the right to act as agent for the sale of additional Securities or other equity or debt of the Company as set forth in Section 5 herein.

         3.3 Closing Date. The Initial Closing and any Subsequent Closing shall take place at the offices of AIBC Investment Services Corporation, Suite 4047, One World Trade Center, New York, New York 10048 at such time and date ("Closing Date") as will be fixed either orally or in writing by notice to be given by the Agent to the Company after consultation with the Company, such Closing Date to be not less than one (1)


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full business day after the date on which such notice shall have been given and not less than one (1)) and not more than ten (10) full business days after the date on which the Escrow Agent shall have given written notice to the Company and the Agent that funds deposited with the Escrow Agent total at least the Minimum Proceeds. Each Closing Date may be changed by mutual agreement of the Agent and the Company.

         3.4 Agent's Compensation. The Company shall pay the Agent a commission of ten percent (10%) of the gross subscription proceeds of the first five million U.S. dollars of proceeds raised in the Offerings and six percent (6%) of the gross subscription proceeds in excess of five million U.S. dollars.

         3.5 Payment of Fees. The Escrow Agent shall be instructed to pay all fees (including, but not limited to Agent's legal fees) and cost reimbursements pursuant to section 3.4 of this Agreement, directly to the Agent from the proceeds of the Initial Closing and all Subsequent Closings, simultaneous with the transfer of proceeds to the Company.

         4. Offering of the Securities on Behalf of the Company.

         4.1 In offering the Securities for sale, the Agent shall offer them solely as an agent for the Company, and such offer shall be made upon the terms and subject to the conditions set forth in the Offering Documents. The Agent shall commence making such offer as an agent for the Company as soon as possible following delivery of the Offering Documents.

         4.2 The Agent will not make offers to sell the Securities to, or solicit offers to subscribe for any Securities from, persons or entities that are not "accredited investors" as defined in Regulation D.

         5. Right of First Refusal. The Company hereby grants Agent rights of first refusal as follows:

         5.1 The Agent has the right of first refusal to act as placement agent for any future private financings of the Company, whether equity securities, convertible debt securities, or securities or instruments convertible into or exchangeable for debt or equity securities of the Company, mergers, acquisitions, or similar transactions. The duration of the Agent's right of first refusal under this Section 5.2 shall be for a period of one (1) year following the Final Closing of this Offering and shall be limited to offers and sales of the ordinary shares and other debt or equity securities of the Company in or through the United States and/or the NASDAQ SmallCap Market.

         5.2 In the event that the Company wishes to undertake a transaction described in this Section 5, the Company must send Agent a written notice of the proposed transaction (whether the transaction is initiated by the Company or is offered to the Company by a third party), in sufficient specificity to allow the Agent to understand the proposed transaction clearly. This notice must be delivered to Agent at least twenty days prior to the proposed closing of the transaction. The Agent shall have ten days from receipt of that notice to determine whether or not it wishes to exercise its right of first refusal with respect to that transaction. The Agent shall notify the Company in writing of its decision to exercise its right of first refusal with respect to the transaction described in the notice. If the Agent does not timely exercise its right of first refusal, the Company may proceed with that transaction; provided, however, that if the terms of the transaction are changed in any material way from the terms set forth in the notice to the Agent, the Agent's right of first refusal shall commence again. Agent's waiver of its rights of first refusal with respect to any specific transaction shall not act as a waiver of its rights with respect to future transactions within the applicable time period.


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         5.3 The Company agrees to maintain the confidentiality of the Agent's clients, except as required by applicable law. Such clients shall be those entities which invest or have been offered an opportunity to invest by the Agent in the Offering (the "Clients"). The Company will not solicit or enter into any financing transaction with the clients without the written consent of Agent and without payment to Agent no less than the compensation to be paid to Agent hereunder for raising a like amount.

         5.4 In the event that Company breaches Section 5.1, 5.2, or 5.3 of this Agreement, Agent shall be entitled to receive compensation in the same proportion to the financing done without Agent's participation as the compensation to Agent under this Agreement bears to the financing raised in this Offering.

         6. Covenants of the Company. The Company covenants and agrees with the Agent that:

         6.1 After the date hereof, the Company will not at any time, prepare and distribute any amendment or supplement to the Offering Documents, of which amendment or supplement the Agent shall not previously have been advised and the Agent and its counsel furnished with a copy within a reasonable time period prior to the proposed adoption thereof, or to which the Agent shall have reasonable objected in writing on the ground that it is not in compliance with the Act or the Rules and Regulations (if applicable).

         6.2 The Company will pay, whether or not the transactions contemplated hereunder are consummated or this Agreement is prevented from becoming effective or is terminated, all costs and expenses incident to the performance of its obligations under this Agreement, including all expenses incident to the authorization of the Securities and their issue and delivery to the Agent, any original issue taxes in connection therewith, all transfer taxes, if any, incident to the initial sale of the Securities, the fees and expenses of the Company's counsel (except as provided below) and accountants, the cost of reproduction and furnishing to the Agent copies of the Offering Documents.

         6.3 As a condition precedent to the Initial Closing and each subsequent closing, the Company will deliver to the Agent a true and correct copy of the Articles of Incorporation of the Company, and all amendments and certificates of designation of preferences of preferred stock, if any.

         6.4 Prior to each Closing Date, the Company will cooperate with the Agent in such investigation as it may make or cause to be made of all of the properties, business and operations of the Company in connection with the Offering of the Securities. The Company will make available to it in connection therewith such information in its possession as the Agent may reasonably request and will make available to such persons as the Agent shall deem reasonably necessary and appropriate in order to verify or substantiate any such information so supplied.

         6.5 The Company shall be responsible for making any and all filings required by the Blue Sky authorities and filings required by the laws of the jurisdictions in which the subscribers who are accepted for purchase of Securities are located, if any. Agent shall assist Company in this respect, but such filings shall be the responsibility of Company.

         6.6 Corporation Condition. The Company's condition is as described in its Offering Documents, except for changes in the ordinary course of business and normal year-end adjustments that are not individually or in the aggregate materially adverse to the Company. The Offering Documents, taken as a whole, will present fairly the business and financial position of the Company as of each Closing Date.


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         6.7 No Material Adverse Change. Except as may be reflected in or contemplated by the Offering Documents, subsequent to the dates as of which information is given in the Offering Documents, and prior to each Closing Date, there shall not have been any material adverse change in the condition, financial, or otherwise, or in the results of operations of the Company or in its business taken as a whole.

         7. Indemnification.

         7.1 The Company agrees to indemnify and hold harmless the Agent, each person who controls the Agent within the meaning of Section 15 of the Act and the Agent's employees, accountants, attorneys and agents (the "Agent's Indemnitees") against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act or any other statute or at common law for any legal or other expenses (including the costs of any investigation and preparation) incurred by them in connection with any litigation, whether or not resulting in any liability, but only insofar as such losses, claims, damages, liabilities and litigation arise out of or are based upon any untrue statement of material fact contained in the Offering Documents or any amendment or supplement thereto or any application or other document filed in any state or jurisdiction in order to qualify the Securities under the Blue Sky or securities laws thereof, or the omission to state therein a material fact required to be stated therein or necessary to make the statements therein, under the circumstances under which they were made, not misleading, all as of the date of the Offering Documents or of such amendment as the case may be; provided, however, that the indemnity agreement contained in this Section 7.1 shall not apply to amount paid in settlement of any such litigation, if such settlements are made without the consent of the Company, nor shall it apply to the Agent's Indemnitees in respect to any such losses, claims, damages or liabilities arising out of or based upon any such untrue statement or alleged untrue statement or any such omission or alleged omission, if such statement or omission was made in reliance upon information furnished in writing to the Company by the Agent specifically for use in connection with the preparation of the Offering Documents or any such amendment or supplement thereto or any application or other document filed in any state or jurisdiction in order to qualify the Securities under the Blue Sky or securities law thereof. This indemnity agreement is in addition to any other liability which the Company may otherwise have to the Agent's Indemnitees. The Agent's Indemnitees agree, within ten (10) days after the receipt by them of written notice of the commencement of any action against them in respect to which indemnity may be sought from the Company under this Section 7.1, to notify the Company in writing of the commencement of such action; provided, however, that the failure of the Agent's Indemnitees to notify the Company of any such action shall not relieve the Company from any liability which it may have to the Agent's Indemnitees on account of the indemnity agreement contained in this Section 7.1, and further shall not relieve the Company from any other liability which it may have to the Agent's Indemnitees, and if the Agent's Indemnitees shall notify the Company of the commencement thereof, the Company shall be entitled to participate in (and, to the extent that the Company shall wish, to direct) the defense thereof at its own expense, but such defense shall be conducted by counsel of recognized standing and reasonably satisfactory to the Agent's Indemnitees, defendant or defendants, in such litigation. The Company agrees to notify the Agent's Indemnitees promptly of the commencement of any litigation or proceedings against the Company or any of the Company's officers or directors of which the Company may be advised in connection with the issue and sale of any of the Securities and to furnish to the Agent's Indemnitees, at their request, to provide copies of all pleadings therein and to permit the Company's Indemnitees to be observers therein and apprise the Agent's Indemnitees of all developments therein, all at the Company's expense.

         7.2 The Agent agrees, in the same manner and to the same extent as set forth in Section 7.1 above, to indemnify and hold harmless the Company, and the Company's and Company's employees, accountants, attorneys and agents (the "Company's Indemnitees") with respect to (i) any statement in or omission from the Offering Documents or any amendment or supplement thereto or any application or other document filed in any


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
state or jurisdiction in order to qualify the Securities under the Blue Sky or securities laws thereof, or any information furnished pursuant to Section 3.4 hereof, if such statement or omission was made in reliance upon information furnished in writing to the Company by the Agent on its behalf specifically for use in connection with the preparation thereof or supplement thereto, or (ii) any untrue statement of a material fact made by the Agent or its agents not based on statements in the Offering Documents or authorized in writing by the Company, or with respect to any misleading statement made by the Agent or its agents resulting from the omission of material facts which misleading statement is not based upon the Offering Documents, or information furnished in writing by the Company or, (iii) any breach of any representation, warranty or covenant made by the Agent in this Agreement. The Agent's liability hereunder shall be limited to the amount received by it for acting as Agent in connection with the Offerings. The Agent shall not be liable for amounts paid in settlement of any such litigation if such settlement was effected without its consent. In case of the commencement of any action in respect of which indemnity may be sought from the Agent, the Company's Indemnitees shall have the same obligation to give notice as set forth in Section 7.1 above, subject to the same loss of indemnity in the event such notice is not given, and the Agent shall have the same right to participate in (and, to the extent that it shall wish, to direct) the defense of such action at its own expense, but such defense shall be conducted by counsel of recognized standing reasonably satisfactory to the Company. The Agent agrees to notify the Company's Indemnitees and, at their request, to provide copies of all pleadings therein and to permit the Company's Indemnitees to be observers therein and apprise them of all the developments therein, all at the Agent's expense.

         8. Effectiveness of Agreement. This Agreement shall become effective
(i) at 9:00 A.M., New York City time, on the date hereof or (ii) upon release by the Agent of the Securities for offering after the date hereof, whichever shall last occur. The Agent agrees to notify the Company immediately after the Agent shall have taken any action by such release or otherwise wherein this Agreement shall have become effective. This Agreement shall, nevertheless, become effective at such time earlier than the time specified above after the date hereof as the Agent may determine by notice to the Company.

         9. Conditions of the Agent's Obligations. The Agent's obligations to act as agent of the Company hereunder and to find purchasers for the Securities shall be subject to the accuracy, as of each Closing Date, of the representations and warranties on the part of the Company herein contained, to the fulfillment of or compliance by the Company with all covenants and conditions hereof, and to the following additional conditions:

         9.1 Counsel to the Agent shall not have objected in writing or shall not have failed to give his consent to the Offering Documents (which objection or failure to give consent shall not have been done unreasonably).

         9.2 The Agent shall not have disclosed to the Company that the Offering Documents, or any amendment thereof or supplement thereto, contains an untrue statement of fact, which, in the opinion of counsel to the Agent, is material, or omits to state a fact, which, in the opinion of such counsel, is material and is required to be stated therein, or is necessary to make the statements therein, under the circumstances in which they were made, not misleading.

         9.3 Between the date hereof and each Closing Date, the Company shall not have sustained any loss on account of fire, explosion, flood, accident, calamity or any other cause of such character as would materially adversely affect its business or property considered as an entire entity, whether or not such loss is covered by insurance.


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         9.4 Between the date hereof and each Closing Date, there shall be no litigation instituted or threatened against the Company, and there shall be no proceeding instituted or threatened against the Company before or by any federal or state commission, regulatory body or administrative agency or other governmental body, domestic or foreign, wherein an unfavorable ruling, decision or finding would materially adversely affect the business, franchises, license, permits, operations or financial condition or income of the Company considered as an entity.

         9.5 Except as contemplated herein or as set forth in the Offering Documents, during the period subsequent to the most recent financial statements contained in the Offering Documents, if any, and prior to each Closing Date, the Company (i) shall have conducted its business in the usual and ordinary manner as the same is being conducted as of the date hereof and (ii) except in the ordinary course of business, the Company shall not have incurred any liabilities or obligations (direct or contingent) or disposed of any assets, or entered into any material transaction or suffered or experienced any substantially adverse change in its condition, financial or otherwise. At each Closing Date, the equity account of the Company shall be substantially the same or better as reflected in the most recent balance sheet contained in the Offering Documents without considering the proceeds from the sale of the Securities other than as may be set forth in the Offering Documents.

         9.6 The authorization of the Securities by the Company and all proceedings and other legal matters incident thereto and to this Agreement shall be reasonably satisfactory in all respects to counsel to the Agent, who shall have furnished the Agent on each Closing Date with such favorable opinion with respect to the sufficiency of all corporate proceedings and other legal matters relating to this Agreement as the Agent may reasonably require, and the Company shall have furnished such counsel such documents as he may have requested to enable him to pass upon the matters referred to in this subparagraph.

         9.7 The Company shall have furnished to the Agent the opinion, dated each Closing Date, addressed to the Agent, from Australian and United States counsel to the Company, as required by the Subscription Agreement.

         9.8 The Company shall have furnished to the Agent a certificate of the Chief Executive Officer and the Chief Financial Officer of the Company, dated as of the Closing Date, to the effect that:

                  (i) the representations and warranties of the Company in this Agreement are true and correct in all material respects at and as of the Closing Date (other than representations and warranties which by their terms are specifically limited to a date other than the Closing
         Date), and the Company has complied with all the agreements and has satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date; and

                  (ii) the respective signers have each carefully examined the Offering Documents, and any amendments and supplements thereto, and, to the best of their knowledge, in the Offering memorandum, and any amendments and supplements thereto, all statements contained in the Offering Documents are true and correct, and neither the Offering Documents, nor any amendment or supplement thereto, includes any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein under the circumstances in which they were made not misleading, and since the date hereof, there has occurred no event required to be set forth in an amended or supplemented Offering Documents, which has not been set forth; except as set forth in the Offering Documents, since the respective dates as of which or the periods for which the information is given in the Offering Documents and prior to the date of such certificate, (a) there has not been any substantially adverse change, financial and otherwise, in the affairs of condition in the Company, and (b) the Company has not incurred any material liabilities, direct or contingent, or entered into any material transactions, otherwise than in the ordinary course of business.

         10. Termination.

         10.1 This Agreement may be terminated by the Agent by notice to the Company in the event that the Company shall have failed or been unable to comply with any of the terms, conditions or provisions of this Agreement on the part of the Company to be performed, complied with or fulfilled within the respective times, if any, herein provided for, unless compliance therewith or performance or satisfaction thereof shall have been expressly waived by the Agent in writing.

         10.2 This Agreement may be terminated by the Company by notice to the Agent in the event that (i) the Agent shall have failed or been unable to comply with any of the terms, conditions or provisions of this Agreement on the part of the Agent to be performed, complied with or fulfilled within the respective times, if any, herein provided for, or (ii) in the event that the Agent is unsuccessful in raising at least $2,000,000 for the Company in the form of convertible debentures by June 30, 1998, unless compliance therewith or performance or satisfaction thereof shall have been expressly waived by the Company in writing.

         10.3 This Agreement may be terminated by the Agent by notice to the Company at any time, if, in the reasonable, good faith judgment of the Agent, payment for and delivery of the Securities is rendered impracticable or inadvisable because: (i) additional material governmental restrictions not in force and effect on the date hereof shall have been imposed upon trading in securities generally; (ii) a war or other national calamity shall have occurred; or (iii) the condition of the market (either generally or with reference to the sale of the Securities to be offered hereby) or the condition of any matter affecting the Company or any other circumstance is such that it would be undesirable, impracticable or inadvisable, in the judgment of the Agent, to proceed with this Agreement or with the Offering. If subsection (iii) is utilized by the Agent then the right of first refusal and exclusivity as described herein shall terminate.

         10.4 Any termination of this Agreement pursuant to this Section shall be without liability of any character (including, but not limited to, loss of anticipated profits or consequential damages) on the part of any party thereto, except that the Company shall remain obligated to pay the costs and expenses provided to be paid by it specified in Sections 3, 5, and 6; and the Company and the Agent shall be obligated to pay, respectively, all losses, claims, damages or liabilities, joint or several, under Section 7.1 in the case of the Company and Section 7.2 in the case of the Agent.

         11. Agent's Representations, Warranties, and Covenants. The Agent represents and warrants to and agrees with the Company that:

         11.1 Agent is a corporation duly incorporated and existing under the laws of the state of Florida. Agent is registered with the Securities Exchange Commission and the NASD.

         11.2 There is not now pending or threatened against the Agent any action or proceeding of which the Agent has been advised, either in any court of competent jurisdiction, before the Commission or before any state securities commission or the NASD, concerning the Agent's activities which would impair the ability of the Agent to conduct the Offering as contemplated by this Agreement.

         11.3 In the event any action or proceeding of the type referred to in
Section 11.2 above shall be instituted or threatened against the Agent at any time prior to each Closing Date or, in the event there shall be filed by or against the Agent in any court, pursuant to any federal, state, local or municipal statute, a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of its assets or if the Agent makes an assignment for the benefit of creditors, the Company shall have the right, on three (3) days' written notice to the Agent, to terminate this Agreement without any liability to the Agent of any kind, except for the payment of all expenses provided herein.

         11.4 Agent understands and acknowledges that the Securities are not being registered under the Act, and that the Offering is to be conducted pursuant to Regulation D. Accordingly, in conducting its activities under this
Agreement:

                  (a) Agent shall offer Securities only to "accredited investors," as defined in Regulation D. The Investors are not and will not be residents of Australia and the Offering will not be made in Australia.

         11.5 Neither the Agent nor any of its Affiliates will take any action which will impair the effectiveness of the transactions contemplated by this Agreement.

         11.6 All corporate actions by Agent required for the execution, delivery and performance of this Agreement have been taken. The execution and delivery of this Agreement by the Agent, the observance and performance thereof, and the consummation of the transactions contemplated herein or in the Offering Documents do not and will not constitute a material breach of, or a material default under, any instrument or agreement by which the Agent is bound, and does not and will not, to the best of the Agent's knowledge, contravene any existing law, decree or order applicable to it. This Agreement constitutes a valid and binding agreement of Agent, enforceable in accordance with its terms.

         11.7 Agent understands that the Company is relying upon Agent's representations and warranties in connection with the Offering and the sale of the Securities contemplated by this Agreement.

         11.8 Agent's representations and warranties under this Section shall be true and correct as of the Closing, and shall survive the Closing for a period of six months.

         12. Notices. Except as otherwise expressly provided in this Agreement:

         12.1 Whenever notice is required by the provisions of this Agreement to be given to the Company, such notice shall be in writing, addressed to the Company, at:

         If to Company:    CityView Energy Corporation Limited
                           19 Walters Drive
                           Herdsman Western Australia WA 6017

         with a copy to:   Simon Watson LL.B
                           17 Ord Street
                           West Perth, 6005
                           Western Australia

         12.2 Whenever notice is required by the provisions of this Agreement to be given to the Agent, such notice shall be given in writing, addressed to the Agent, at:

         If to the Agent:           AIBC Investment Services Corporation
                                    Suite 4047
                                    One World Trade Center
                                    New York, NY 10048
                                    Attn: Younis Zubchevich

         with a copy to:            Raymond L. Moss, Esq.
                                    Sims Moss Kline & Davis LLP
                                    400 Northpark Town Center, Suite 310
                                    1000 Abernathy Road, N.E.
                                    Atlanta, Georgia 30328

         12.3 Any notice instructing the Escrow Agent to distribute monies or Securities held in Escrow must be signed by authorized agents of both the Company and the Agent in order to be valid.

         13. Miscellaneous.

         13.1 Benefit. This Agreement is made solely for the benefit of the Agent and the Company, their respective officers and directors and any controlling person referred to in Section 15 of the Act and their respective successors and assigns, and no other person may acquire or have any right under or by virtue of this Agreement, including, without limitation, the holders of any Securities. The term "successor" or the term "successors and assigns" as used in this Agreement shall not include any purchasers, as such, of any of the Securities.

         13.2 Survival. The respective indemnities, agreements, representations, warranties, covenants and other statements of the Company and the Agent, or the officers, directors or controlling persons of the Company and the Agent as set forth in or made pursuant to this Agreement and the indemnity agreements of the Company and the Agent contained in Section 7 hereof shall survive and remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company or the Agent or any such officer, director or controlling person of the Company or of the Agent; (ii) delivery of or payment for the Securities; or (iii) each Closing Date, and any successor of the Company or the Agent or any controlling person, officer or director thereof, as the case may be, shall be entitled to the benefits hereof.

         13.3 Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York without regard to the principles of conflict of laws. Any dispute or controversy between the parties arising in connection with this agreement or the subject matter contemplated by this agreement shall be resolved by arbitration before a three-member panel of the American Arbitration Association in accordance with the commercial arbitration rules of said forum and the Federal Arbitration Act, 9 U.S.C. 1 et seq., with the resulting award being final and conclusive. Said arbitrators shall be empowered to award all forms of relief and damages claimed, including, but not limited to, attorney's fees, expenses of litigation and arbitration, exemplary damages, and prejudgment interest. Notwithstanding the foregoing, Buyer may at any time and at its option, whether or not an arbitration action is then pending, initiate a civil action for temporary and permanent injunctive and other equitable relief against Company. Company acknowledges that upon any breach of Buyer's conversion rights hereunder, Buyer's resulting injury may not be adequately compensated by a remedy at law.

Accordingly, upon such breach, Buyer, at its election and without limitation of its other remedies, shall be entitled to pursue a claim for specific performance of this Agreement, and Company hereby waives the right to assert any defense thereto that Purchaser has an adequate remedy at law. The parties further agree that any arbitration action between them shall be heard in New York, New York and expressly consent to the jurisdiction and venue of the Supreme Court of New York County, New York, and the United States District Court for the Southern District of New York for the adjudication of any civil action asserted pursuant to this Paragraph.

         13.4 Counterparts. This Agreement may be executed in any number of counterparts, each of which may be deemed an original and all of which together will constitute one and the same instrument.

         13.5 Confidential Information. All confidential financial or business information (except publicly available or freely usable material otherwise obtained from another source) respecting either party will be used solely by the other party in connection with the within transactions, be revealed only to employees or contractors of such other party who are necessary to the conduct of such transactions, and be otherwise held in strict confidence.

         13.6 Public Announcements. Prior to each Closing Date, neither party hereto will issue any public announcement concerning the within transactions without the approval of the other party.

         13.7 Finders. The parties acknowledge that no person has acted as a finder in connection with the transactions contemplated herein and each will agree to indemnify the other with respect to any other claim for a finder's fee in connection with the offering.

         13.8 Recitals. The recitals to this Agreement are a material part hereof, and each recital is incorporated into this Agreement by reference and made a part of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have duly caused this Agreement to be executed as of the day and year first above written.

                                       "THE COMPANY"
                                       CITYVIEW ENERGY CORPORATION LIMITED

                                       By:_____________________________________
                                            Mark Smyth
                                            Chairman and Chief Executive Officer

                                       "THE AGENT"
                                       AIBC INVESTMENT SERVICES CORPORATION

                                       By:______________________________________
                                            Younis Zubchevich
                                            Executive Vice President